United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2006

Sekoya Holdings Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-51977	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 West Broadway Street

Vancouver, British Columbia, V5Z 1K7

(Address of principal executive offices with zip code)

(604)-710-9330

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01    Other Events

This filing has been made to acknowledge that the Company's official office phone number stated in all of its previous filings was in error. In all of the Company's previous filings, it states that the office number for Sekoya Holdings Ltd. is 604-269-6622. This is incorrect. The correct office number for Sekoya Holdings Ld. is 604-710-9330. The error in our previous filings was due to a translation error made by our EDGAR filing agent during the filing process.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Sekoya Holdings Ltd.

Signed: /s/Shirley Wong

Name: Shirley Wong

Title: President and Chief Executive Officer

Date: August 3, 2006